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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-22359

Papp Investment Trust

(Exact name of registrant as specified in charter)

2201 E. Camelback Road #227B Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (602) 956-0980

Date of fiscal year end:         November 30, 2013

Date of reporting period:       May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Semi-Annual Report May 31, 2013 (Unaudited) Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund
Semi-Annual Report as of May 31, 2013

Dear Fellow Shareholder,

This report will summarize the results for the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the six months ended May 31, 2013.  Over the past six months the stock market has produced extremely strong results which are well above long term historical levels.  The market has enjoyed a U.S. economy that is growing modestly but consistently and is performing better than almost all markets around the world.  The U.S. economy in general and the stock market in particular are also enjoying very aggressive monetary stimulus provided by the Federal Reserve and other central banks throughout the world.  The Fund’s benchmark for comparison is the Russell Midcap® Growth Index (the “Benchmark”), which produced a total return of 18.21% over the six months ended May 31, 2013.  By comparison, the Fund produced a total return of 11.64%, trailing the benchmark by approximately 6.6% over the six month period.  Since its inception on March 8, 2010, the Fund has produced an annualized total return of 13.28% as compared to 15.52% for the Benchmark.  During short term periods of very strong market conditions, our focus on high quality companies can lead to portfolio returns which participate in the strength of the market but tend to trail the Benchmark.  However, this same quality emphasis can provide downside protection during periods of high volatility and market weakness which can lead to stronger long-term performance.  As fellow investors in the Fund we are pleased with an 11.64% total return over the past six months.

During the past six months, many previous market concerns have been resolved successfully.  The U.S. economy did not go over the fiscal cliff and the sequester has not eliminated economic growth or job creation.  The tax increases, while substantial for wealthy people, have not stopped consumer spending.  Over the past six months, the flow of funds into bond investments has slowed and has recently turned to net withdrawals, while investments into stocks and stock mutual funds have improved relative to recent periods.

In late May, the Federal Reserve made it clear that their quantitative easing policy of purchasing $85 billion per month of Treasuries and mortgage-backed securities will not continue indefinitely.  This has led to a dramatic increase in interest rates which has increased volatility in the securities markets.  The higher rates have caused losses to bond investors and have had a significant impact on stock valuations for companies in interest rate sensitive industries such as homebuilding, REITs, and utilities.  Our Fund has carefully avoided these sectors. When the Federal Reserve finally does reduce monetary stimulus, we believe high quality growth stocks such as the ones we own, should continue to enjoy growth.  We expect companies dependent on unsustainable Federal Reserve stimulus will find growth much harder to achieve.

Looking forward, we see a U.S. economy likely to continue to produce modest to moderate economic growth and employment gains.  We think stocks, on average, are fairly valued.  Longer term we see higher interest rates and higher inflation.

When we wrote to you six months ago, we observed that the rate of growth of the Chinese economy had slowed some.  Long term we remain optimistic about the growth in China, but recent short term developments in China point toward less near term economic growth than we expected.  The Chinese government is clearly trying to reign in excessive growth in lending, particularly to fund speculative investments in real estate and other areas that may not be sustainable.  Government action to slow the availability of credit has clearly reduced the growth rate of the Chinese economy and this is likely to persist for the next several quarters.   The Chinese stock markets remain significantly below previous peaks and have been among the world’s worst performing equity markets so far in 2013.  These developments in China have had a significant impact on U.S. companies with meaningful exposure to China.  The Chinese economy is in transition.  For the last several years, growth has been fueled by investments in infrastructure and real estate, but going forward we believe growth needs to come from consumer spending and the delivery of services to the Chinese population.

The Fund remains nearly fully invested with 98% of its assets in stocks as of May 31, 2013.  We are fairly well diversified across 33 individual holdings.  Some of the best performing areas of the market during the past six months have included consumer discretionary companies and other housing related companies.  On the other hand, the information technology sector has had relatively weaker performance over the past six months.  Our Fund is underweight consumer discretionary and housing companies which held back performance over this period, as did our overweight in the information technology sector relative to our Benchmark.

During the past six months we had strong performance from PAREXEL, which is a contract research organization that has seen their strong backlog flow through to strong revenue growth and improved operating margins.  Our data software integrator, Informatica, is seeing a turnaround in execution as their new sales model is producing positive results.  Our regional niche supermarket company, Harris Teeter, had strong quarterly earnings and has announced that it will be acquired by The Kroger Company.   Finally, Williams-Sonoma has recently reported industry leading same store sales comparisons and retailing improvements in the company’s namesake brand.

Performance during the past six months was held back by our voice recognition software company, Nuance, which missed previously issued guidance as they are shifting their sales model.  Specialty pet retailer PetSmart did not keep pace with other consumer discretionary companies following a strong run up in previous quarters.  MICROS, our point of sale technology provider, was weak as the company is making changes to its business model and the market fears that lower end restaurants may adopt emerging alternative products.  Our pharmacy benefit manager, Catamaran, did not keep pace with the rest of the health care sector in the past six months following its very strong performance in previous quarters.

Small and mid-cap growth stocks performed well compared to larger stocks over the past six months.  We continue to believe that they offer good growth prospects as the companies in general are more entrepreneurial and flexible.   They typically have less of their business coming from older legacy products and have less exposure to Europe with its many challenges.

As of May 31, 2013, the net assets in the Fund were over $20.1 million.  We continue to enjoy strong and consistent positive cash flow into the Fund since inception.  Our Fund has recently become available broadly at Charles Schwab & Company through their no cost Mutual Fund OneSource® platform.  We appreciate your confidence in the Fund.  If you have any questions we would be happy to discuss them with you.  We invite you to call us at 1-800-421-0131.

Warmest regards,

Rosellen C. Papp, CFA	Harry Papp, CFA
Portfolio Manager	President
May 31, 2013	May 31, 2013

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2013 (Unaudited)

Top 10 Equity Holdings

Security Description	% of Net Assets
O'Reilly Automotive, Inc.	4.3%
AMETEK, Inc.	4.3%
T. Rowe Price Group, Inc.	4.2%
Ecolab, Inc.	4.2%
PAREXEL International Corp.	4.1%
Mettler-Toledo International, Inc.	3.9%
IDEX Corp.	3.9%
Informatica Corp.	3.8%
Stericycle, Inc.	3.7%
FactSet Research Systems, Inc.	3.7%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2013 (Unaudited)

COMMON STOCKS — 98.2%	Shares	Value

Consumer Discretionary - 14.3%
Specialty Retail - 11.0%
O'Reilly Automotive, Inc.*	8,000	$871,280
PetSmart, Inc.	9,900	668,250
Williams-Sonoma, Inc.	12,500	674,500
		2,214,030
Textiles, Apparel & Luxury Goods - 3.3%
Coach, Inc.	11,600	675,816

Consumer Staples - 7.7%
Food & Staples Retailing - 3.5%
Harris Teeter Supermarkets, Inc.	14,900	700,300

Food Products - 2.8%
McCormick & Co., Inc.	8,200	566,456

Household Products - 1.4%
Clorox Co. (The)	3,500	290,780

Energy - 5.2%
Energy Equipment & Services - 2.0%
FMC Technologies, Inc.*	7,200	400,752

Oil, Gas & Consumable Fuels - 3.2%
Pioneer Natural Resources Co.	2,300	318,964
Whiting Petroleum Corp.*	7,300	336,311
		655,275
Financials - 4.2%
Capital Markets - 4.2%
T. Rowe Price Group, Inc.	11,200	849,632

Health Care - 19.1%
Health Care Equipment & Supplies - 8.0%
C.R. Bard, Inc.	6,700	690,703
ResMed, Inc.	8,800	422,400
Varian Medical Systems, Inc.*	7,300	489,173
		1,602,276
Health Care Providers & Services - 3.1%
Catamaran Corp.*	12,848	632,379

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.2% (Continued)	Shares	Value

Health Care - 19.1% (Continued)
Life Sciences Tools & Services - 8.0%
Mettler-Toledo International, Inc.*	3,650	$796,649
PAREXEL International Corp.*	18,000	822,420
		1,619,069
Industrials - 17.6%
Air Freight & Logistics - 2.9%
Expeditors International of Washington, Inc.	15,000	585,450

Commercial Services - 3.7%
Stericycle, Inc.*	6,800	746,368

Electrical Equipment - 4.3%
AMETEK, Inc.	20,100	867,315

Machinery - 6.7%
IDEX Corp.	14,200	781,710
Valmont Industries, Inc.	3,700	563,621
		1,345,331
Information Technology - 20.7%
Electronic Equipment, Instruments & Components - 2.9%
Trimble Navigation Ltd.*	21,300	594,270

Internet Software & Services - 1.6%
CoStar Group, Inc.*	2,900	324,249

Semiconductors & Semiconductor Equipment - 3.1%
Linear Technology Corp.	8,300	311,250
Silicon Laboratories, Inc.*	7,100	305,016
		616,266
Software - 13.1%
FactSet Research Systems, Inc.	7,500	736,425
Informatica Corp.*	21,100	767,196
MICROS Systems, Inc.*	14,100	595,020
Nuance Communications, Inc.*	28,500	541,500
		2,640,141

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.2% (Continued)	Shares	Value

Materials - 9.4%
Industrial Gases - 3.2%
Airgas, Inc.	6,300	$648,207

Specialty Chemicals - 6.2%
Ecolab, Inc.	10,000	844,700
Sigma-Aldrich Corp.	4,700	393,202
		1,237,902

Total Common Stocks (Cost $14,685,839)		$19,812,264

MONEY MARKET FUNDS — 2.1%	Shares	Value

Fidelity Institutional Money Market Government Portfolio - Class I,
0.01%(a) (Cost $419,006)	419,006	$419,006

Total Investments at Value — 100.3% (Cost $15,104,845)		$20,231,270

Laibilities in Excess of Other Assets — (0.3%)		(58,328)

Net Assets — 100.0%		$20,172,942

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2013.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2013 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$15,104,845
At value (Note 2)	$20,231,270
Dividends receivable	9,634
Other assets	35,874
TOTAL ASSETS	20,276,778

LIABILITIES
Payable for investment securities purchased	88,876
Payable to Adviser (Note 4)	3,640
Payable to administrator (Note 4)	5,920
Other accrued expenses	5,400
TOTAL LIABILITIES	103,836

NET ASSETS	$20,172,942

NET ASSETS CONSIST OF:
Paid-in capital	$15,111,981
Accumulated net investment loss	(89,570)
Accumulated net realized gains from security transactions	24,106
Net unrealized appreciation on investments	5,126,425

NET ASSETS	$20,172,942

Shares of beneficial interest outstanding (unlimited number of shares authorized,
no par value)	1,348,762

Net asset value, offering price and redemption price per share (Note 2)	$14.96

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividend income	$84,959

EXPENSES
Investment advisory fees (Note 4)	94,463
Fund accounting fees (Note 4)	15,936
Professional fees	15,903
Registration and filing fees	12,426
Administration fees (Note 4)	12,000
Insurance expense	9,840
Transfer agent fees (Note 4)	7,500
Custody and bank service fees	4,706
Postage and supplies	3,063
Trustees' fees (Note 4)	2,550
Other expenses	3,748
TOTAL EXPENSES	182,135
Less fee reductions by the Adviser (Note 4)	(64,056)
NET EXPENSES	118,079

NET INVESTMENT LOSS	(33,120)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	290,628
Net change in unrealized appreciation/depreciation on investments	1,811,347
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,101,975

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,068,855

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	May 31,	Ended
	2013	November 30,
	(Unaudited)	2012
FROM OPERATIONS
Net investment loss	$(33,120)	$(59,362)
Net realized gains (losses) from security transactions	290,628	(111,728)
Net change in unrealized appreciation/depreciation on investments	1,811,347	1,541,938
Net increase in net assets from operations	2,068,855	1,370,848

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	597,862	4,554,696
Payments for shares redeemed	(51,142)	(185,183)
Net increase in net assets from capital share transactions	546,720	4,369,513

TOTAL INCREASE IN NET ASSETS	2,615,575	5,740,361

NET ASSETS
Beginning of period	17,557,367	11,817,006
End of period	$20,172,942	$17,557,367

ACCUMULATED NET INVESTMENT LOSS	$(89,570)	$(56,450)

CAPITAL SHARE ACTIVITY
Shares sold	41,990	359,837
Shares redeemed	(3,702)	(13,907)
Net increase in shares outstanding	38,288	345,930
Shares outstanding at beginning of period	1,310,474	964,544
Shares outstanding at end of period	1,348,762	1,310,474

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended			Year		Year		Period
	May 31,			Ended		Ended		Ended
	2013			November 30,		November 30,		November 30,
	(Unaudited)			2012		2011		2010 (a)

Net asset value at beginning of period	$13.40			$12.25		$11.68		$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)			(0.05)		(0.04)		(0.01)
Net realized and unrealized gains on investments	1.58			1.20		0.61		1.69
Total from investment operations	1.56			1.15		0.57		1.68

Net asset value at end of period	$14.96			$13.40		$12.25		$11.68

Total return (b)	11.64%		(c)	9.39%		4.88%		16.80%		(c)

Net assets at end of period	$20,172,942			$17,557,367		$11,817,006		$9,152,547

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.93%		(e)	2.05%		2.43%		3.03%		(e)

Ratio of net expenses to average net assets (d)	1.25%		(e)	1.25%		1.25%		1.25%		(e)

Ratio of net investment loss to average net assets (d)	(0.35%	)	(e)	(0.37%	)	(0.36%	)	(0.25%	)	(e)

Portfolio turnover rate	6%		(c)	13%		5%		2%		(c)

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2012 (Unaudited)

1.  Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.  The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.  Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.  Securities with remaining maturities of 60 days or less are valued at amortized cost value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•           Level 1 – quoted prices in active markets for identical securities
•           Level 2 – other significant observable inputs
•           Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2013:

	Level 1	Level 2	Level 3	Total

Common Stocks	$19,812,264	$-	$-	$19,812,264
Money Market Funds	419,006	-	-	419,006
Total	$20,231,270	$-	$-	$20,231,270

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued by industry type.  As of May 31, 2013, the Fund did not have any transfers in or out of any Level.  In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2013.  It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.  Other non-cash dividends are recognized as investment income at the fair value of the property received.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  There were no distributions paid to shareholders during the periods ended May 31, 2013 and November 30, 2012.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2013:

Tax cost of portfolio investments	$15,104,845
Gross unrealized appreciation	$5,280,492
Gross unrealized depreciation	(154,067)
Net unrealized appreciation	5,126,425
Accumulated ordinary loss	(89,570)
Capital loss carryforwards	(266,522)
Other net gains	290,628
Distributable earnings	$5,060,961

As of November 30, 2012, the Fund had the following capital loss carryforwards for federal income tax purposes:

Expires November 30, 2019 - short-term	$154,794
No expiration - short-term	111,728
$266,522

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.  Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after November 30, 2011 for an unlimited period.  Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (November 30, 2010 through November 30, 2012) and the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the six months ended May 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $1,588,767 and $1,163,168, respectively.

4.  Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.25% of its average daily net assets.  This Expense Limitation Agreement remains in effect until at least April 1, 2014.  Accordingly, the Adviser reduced its advisory fees by $64,056 during the six months ended May 31, 2013.

The Expense Limitation Agreement permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%.  As of May 31, 2013, the Adviser may in the future recover fee reductions and expense reimbursements totaling $378,691.  The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2013	$56,045
November 30, 2014	129,075
November 30, 2015	129,515
May 31, 2016	64,056
$378,691

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of the Fund’s average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives from the Fund an annual fee of $20 per shareholder account, subject to a monthly minimum fee.  The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has 25 or less shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor serves as principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives annual compensation of $6,000 for such services.  The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares.  The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets.  The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2014.

TRUSTEE COMPENSATION
Effective April 16, 2013, each Trustee who is not an interested person of the Trust (“Independent Trustees”) receives from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $700 for each Board meeting attended.  Prior to April 16, 2013, each Independent Trustee received from the Fund a fee of $250 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees received a fee of $350 for each Board meeting attended.

5.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

6.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2012) and held until the end of the period (May 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During
	December 1, 2012	May 31, 2013	Period*
Based on Actual Fund Return	$1,000.00	$1,116.40	$6.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	$6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-877-370-7277.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

March 8, 2010

FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪  Social Security number
▪  account balances and account transactions
▪  account transactions, transaction or loss history and purchase history
▪  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Papp Investment Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-370-7277.

Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC

What we do
How does Papp Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Papp Investment Trust collect my personal information?
We collect your personal information, for example, when you

▪ open an account or deposit money
▪  buy securities from us or sell securities to us
▪  make deposits or withdrawals from your account provide account information
▪  give us your account information
▪  make a wire transfer
▪  tell us who receives the money
▪  tell us where to send the money
▪  show your government-issued ID
▪  show your driver's license

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪ affiliates from using your information to market to you
▪  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪ Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

▪  Papp Investment Trust doesn't jointly market financial products or services to you.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	August 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	August 5, 2013

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	August 5, 2013

*	Print the name and title of each signing officer under his or her signature.